UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act File Number:

811-21432

Reaves Utility Income Fund

(Exact Name of Registrant as Specified in Charter)

1700 Broadway, Suite 2100

Denver, CO 80290

(Address of Principal Executive Offices) (Zip Code)

Chris Moore

Reaves Utility Income Fund

1700 Broadway, Suite 2100

Denver, CO 80290

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

800.644.5571

Date of Fiscal Year End: October 31st

Date of Reporting Period: November 1, 2025 - April 30, 2026

Item 1. Reports to Stockholders.

(a)	The Report to Stockholders is attached herewith.

Semi-Annual Report
2026

Section 19(b) Disclosure
 April 30, 2026 (Unaudited)

Reaves Utility Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.20 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading below net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

Please refer to the Additional Information section of this report for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Fund’s website at www.utilityincomefund.com.

Reaves Utility Income Fund	Table of Contents

Semi-Annual Report | April 30, 2026	1

Reaves Utility Income Fund	Shareholder Letter

April 30, 2026 (Unaudited)

To our Shareholders:

Investment Portfolio Returns: Six months ended April 30, 2026

Total net assets of the Fund were $4.05 billion on April 30, 2026, or $44.00 of net asset value (“NAV”) per common share. On October 31, 2025, net assets totaled $3.52 billion representing $38.85 of NAV per common share. Changes in the market price of the Fund can and do differ from the underlying changes in the net asset value per common share. As a result, the market return to common shares can be higher or lower than the NAV return. The market return for shareholders in the first half of fiscal year 2026 was 15.82%, as is reflected in the table below. The share price of the Fund traded at a discount of 2.41% to NAV at April 30, 2026 versus a discount of 1.62% at the beginning of the fiscal year.

	Six Months	One Year	Three Years^	Five Years^	Ten Years^	Since Inception^*
UTG (NAV)**	16.75%	43.72%	23.88%	13.02%	10.84%	11.44%
UTG (Market)**	15.82%	39.36%	22.92%	12.28%	11.31%	11.09%
S&P 500 Utilities Index[1]	6.73%	22.10%	14.28%	10.40%	10.38%	10.21%
Dow Jones Utility Average[2]	6.32%	16.33%	10.54%	8.60%	9.63%	10.61%

^	Annualized.
*	Index data since February 29, 2004.
**	Assumes all distributions being reinvested.
[1]

S&P 500 Utilities Index is a capitalization-weighted index containing 29 Electric and Gas Utility stocks (including multi-utilities and independent power producers). Prior to July 1996, this index included telecommunications equities.

[2]	The Dow Jones Utility Average is a price-weighted average of 15 utility stocks traded in the United States.

The performance data quoted represents past performance. Past performance is no guarantee of future results.

Distributions to Common Shareholders

The Fund’s monthly distribution amount of $0.20 per share was unchanged. For the first half of the 2026 fiscal year, the Fund expects total distributions to come from earned income (dividend income and capital gains). For any given month, however, part of the distribution may be temporarily classified as a return of capital given the irregular realization of capital gains over the course of the year.

Leverage Facility

The Fund ended the period with $950 million in leverage, up from $875 million at the end of fiscal year 2025. Leverage was 23.44% of net assets and 18.98% of total assets on April 30, 2026. For details about the leverage facility, please refer to Note 5 of the accompanying financial statements.

Portfolio Discussion and Outlook

The Reaves Utility Income Fund continues to deliver tax-advantaged income to investors, supported by the strong underlying performance of its portfolio companies. Over the past year, most holdings reported earnings growth and dividend increases, underscoring the resilience and defensive nature of the business models in which the Fund invests. Since the close of the fiscal year, the Fund has modestly increased its leverage to take advantage of attractive relative valuations across several holdings.

www.utilityincomefund.com	2

Reaves Utility Income Fund	Shareholder Letter

April 30, 2026 (Unaudited)

For the six-month period ended April 30, 2026, the Fund generated a total return of approximately 15.8% and distributed over $109 million to shareholders, equivalent to $1.20 per share. The Fund outperformed the S&P 500 Utilities Index by more than 900 basis points during this period.

Performance during the period was driven by the Fund’s utility holdings in addition to exposure across certain industrial, energy, and technology companies positioned to benefit from rising power demand, grid modernization, and accelerating digital infrastructure investment. The Fund’s allocations outside of regulated and independent utility companies benefited from investments tied to electrification equipment, transmission and engineering services, natural gas infrastructure, and advanced connectivity solutions. As electricity demand expectations continue to rise alongside AI-related data center development and industrial expansion, these areas have seen increasing earnings growth. We expect this theme to support growing earnings and dividend forecasts.

Within industrials, holdings leveraged to grid equipment, electrification systems, and large-scale power infrastructure construction contributed meaningfully as utilities and hyperscalers continued expanding capital investment plans to support reliability and load growth. In energy, exposure to companies with natural gas pipeline and midstream infrastructure benefited from increasing recognition that natural gas will remain a critical fuel source for reliable power generation and data center expansion. Technology investments tied to advanced materials and optical connectivity solutions also performed well as AI-driven compute demand accelerated the need for higher-capacity networking and data transmission infrastructure.

We appreciate your continued investment in the Reaves Utility Income Fund. We encourage you to review the full report for additional insights and welcome any questions you may have. Our investment team remains focused on executing the Fund’s objectives, and we look forward to updating you on future developments.

Sincerely,

Timothy O. Porter, CFA, Portfolio Manager, Reaves Asset Management-CIO

John P. Bartlett, CFA, Portfolio Manager, Reaves Asset Management-President

Jay Rhame, Fund President, Portfolio Manager, Reaves Asset Management-CEO

Sources of distributions to shareholders may include net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current period. The actual amounts and sources of distributions for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The estimates may not match the final tax characterization (for the full year’s distributions) contained in the shareholder’s Form 1099-DIV. Distribution payments are not guaranteed; distribution rates may vary.

You cannot invest directly in an index.

Semi-Annual Report | April 30, 2026	3

Reaves Utility Income Fund	Performance & Portfolio Allocation

April 30, 2026 (Unaudited)

Growth of a hypothetical $10,000 investment

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at NAV or the closing market price (NYSE American: UTG) of $29.92 on April 30, 2016, and tracking its progress through April 30, 2026.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

You cannot invest directly in an index.

www.utilityincomefund.com	4

Reaves Utility Income Fund	Performance & Portfolio Allocation

April 30, 2026 (Unaudited)

INDUSTRY ALLOCATION AS OF APRIL 30, 2026

Industries are displayed as a % of net assets. Holdings are subject to change.

Semi-Annual Report | April 30, 2026	5

Reaves Utility Income Fund	Statement of Investments

April 30, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS - 117.24%
Diversified Telecommunications Services - 4.81%
Deutsche Telekom AG(a)	4,161,042	$134,641,481
Rogers Communications, Inc., Class B(a)	498,000	18,129,422
Telus Corp.	3,353,400	41,993,105
		194,764,008
Electric Utilities - 14.00%
Entergy Corp.(a)	1,431,600	168,799,956
IDACORP, Inc.(a)	1,287,100	190,156,154
NextEra Energy, Inc.(a)	668,500	65,432,780
Pinnacle West Capital Corp.(a)	677,000	70,218,440
PPL Corp.(a)	1,951,846	73,077,114
		567,684,444
Electronic Equipment, Instruments & Components - 0.36%
Vertiv Holdings Co.(a)	44,000	14,453,560

Gas Utilities - 0.72%
Chesapeake Utilities Corp.	20,000	2,522,400
National Fuel Gas Co.	314,465	26,534,557
		29,056,957
Independent Power and Renewable Electricity Producers - 20.74%
Constellation Energy Corp.(a)	602,820	188,682,661
NRG Energy, Inc.(a)	288,500	44,884,830
Talen Energy Corp.(a)(b)	1,009,796	376,068,227
Vistra Corp.(a)	1,060,500	167,389,320
X-Energy, Inc.(b)(c)(d)	2,191,802	63,543,190
		840,568,228
Industrials - 11.38%
Dycom Industries, Inc.(a)(b)	225,000	93,172,500
GE Vernova, Inc.(a)	159,204	172,491,166
Quanta Services, Inc.(a)	218,900	159,308,853
Solv Energy, Inc.(b)	330,000	13,147,200
TIC Solutions, Inc.(b)	2,604,703	23,806,985
		461,926,704
Information Technology - 6.27%
Arista Networks, Inc.(a)(b)	345,000	59,584,950
Coherent Corp.(a)(b)	184,368	58,944,293
Corning, Inc.(a)	660,800	108,529,792

See Accompanying Notes to Financial Statements.

www.utilityincomefund.com	6

Reaves Utility Income Fund	Statement of Investments

April 30, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS - 117.24% (continued)
Information Technology - 6.27% (continued)
Lumentum Holdings, Inc.(a)(b)	29,785	$26,875,601
		253,934,636
Materials - 9.97%
Albemarle Corp.(a)	50,000	9,835,000
Cameco Corp.(a)	997,200	122,695,488
Centrus Energy Corp.(b)	199,058	41,993,276
Lithium Americas Corp.(b)	1,240,000	7,105,200
MP Materials Corp.(a)(b)	2,455,909	162,188,230
USA Rare Earth, Inc.(b)	2,320,000	60,250,400
		404,067,594
Media - 0.05%
Lamar Advertising Co., Class A(a)	14,000	1,929,760

Multi-Utilities - 26.73%
Alliant Energy Corp.(a)	1,862,715	136,779,163
Ameren Corp.(a)	516,500	58,700,225
CenterPoint Energy, Inc.(a)	4,451,007	194,286,455
CMS Energy Corp.(a)	1,406,361	107,924,143
DTE Energy Co.(a)	252,000	38,225,880
NiSource, Inc.(a)	2,702,100	130,457,388
OGE Energy Corp.(a)	1,520,730	74,211,624
Public Service Enterprise Group, Inc.(a)	155,000	12,657,300
Sempra Energy(a)	1,206,378	114,750,675
Unitil Corp.	208,275	10,926,107
WEC Energy Group, Inc.(a)	236,000	27,833,840
Xcel Energy, Inc.(a)	2,133,600	176,982,121
		1,083,734,921
Oil, Gas & Consumable Fuels - 10.53%
Cheniere Energy, Inc.(a)	117,000	32,169,150
DT Midstream, Inc.(a)	784,563	116,107,478
EQT Corp.(a)	1,089,000	65,427,120
Marathon Petroleum Corp., Class A(a)	177,000	43,947,330
Tamboran Resources Corp.(b)	615,001	22,201,536
Williams Cos., Inc.(a)	1,920,313	146,539,085
		426,391,699
Real Estate Investment Trusts (REITs) - 7.62%
American Tower Corp.(a)	97,072	17,736,025
Crown Castle, Inc.(a)	245,000	21,751,100

See Accompanying Notes to Financial Statements.

Semi-Annual Report | April 30, 2026	7

Reaves Utility Income Fund	Statement of Investments

April 30, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS - 117.24% (continued)
Real Estate Investment Trusts (REITs) - 7.62% (continued)
Digital Realty Trust, Inc.(a)	59,000	$11,855,460
Equinix, Inc.(a)	156,741	169,723,857
Iron Mountain, Inc.(a)	160,000	20,158,400
SBA Communications Corp., Class A(a)	305,200	67,510,240
		308,735,082
Road & Rail - 3.02%
Canadian Pacific Kansas City Ltd.(a)	1,095,000	95,221,200
Old Dominion Freight Line, Inc.(a)	65,000	13,807,950
Union Pacific Corp.(a)	50,000	13,474,000
		122,503,150
Water Utilities - 0.63%
H2O America	100,000	5,619,000
WaterBridge Infrastructure LLC, Class A	400,000	12,056,000
York Water Co.	275,000	7,980,500
		25,655,500
Wireless Telecommunication Services - 0.41%
T-Mobile US, Inc.(a)	85,000	16,617,500

TOTAL COMMON STOCKS
(Cost $3,227,172,666)		4,752,023,743

LIMITED PARTNERSHIPS - 4.27%
Oil, Gas & Consumable Fuels - 4.27%
Enterprise Products Partners LP	3,493,940	135,215,478
MPLX LP(a)	670,500	37,729,035
		172,944,513
TOTAL LIMITED PARTNERSHIPS
(Cost $133,388,980)		172,944,513

See Accompanying Notes to Financial Statements.

www.utilityincomefund.com	8

Reaves Utility Income Fund	Statement of Investments

April 30, 2026 (Unaudited)

	SHARES	VALUE
SPECIAL PURPOSE ACQUISITION COMPANIES (SPACS) - 0.62%
Independent Power and Renewable Electricity Producers - 0.62%
Rice Acquisition Corp. 3(b)	2,400,000	$25,188,000

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES (SPACS)
(Cost $24,000,000)		25,188,000

MONEY MARKET FUNDS - 1.18%
Federated Hermes Treasury Obligations Fund, Institutional Class, 3.527% (7-Day Yield)	47,683,933	47,683,933

TOTAL MONEY MARKET FUNDS
(Cost $47,683,933)		47,683,933

TOTAL INVESTMENTS - 123.31%
(Cost $3,432,245,579)		4,997,840,189

Leverage Facility - (23.44)%		(950,000,000)

Other Assets in Excess of Liabilities - 0.13%(e)		5,054,288

NET ASSETS - 100%		$4,052,894,477

(a)	Pledged security; a portion or all of the security is pledged as collateral for borrowings. As of April 30, 2026, the aggregate value of those securities was $1,900,004,432, representing 46.88% of net assets.
(b)	Non-income producing security.
(c)	Represents securities that are restricted as to resale. At April 30, 2026, the aggregate value of restricted securities was $54,024,190, representing 1.33% of net assets.
(d)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of April 30, 2026, these securities had an aggregate value of $54,024,190 or 1.33% of net assets.
(e)	Includes cash which is being held as collateral for interest rate swaps.

Percentages are stated as a percent of the net assets applicable to common shareholders.

See Accompanying Notes to Financial Statements.

Semi-Annual Report | April 30, 2026	9

Reaves Utility Income Fund	Statement of Investments

April 30, 2026 (Unaudited)

Interest Rate Swap Contracts (Centrally Cleared)

Floating Rate Index Received	Payment Frequency	Expiration Date	Fixed Rate Paid	Notional Amount	Value	Unrealized Appreciation(a)
SOFR	Monthly	04/23/27	3.435%	$(200,000,000)	$443,013	$443,013
SOFR	Monthly	07/23/27	3.463%	(50,000,000)	130,343	130,343
SOFR	Monthly	04/23/27	3.508%	(1,000,000)	1,508	1,508
				$(251,000,000)	$574,864	$574,864

(a)	The Fund has recorded the current day’s variation margin on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements.

www.utilityincomefund.com	10

Reaves Utility Income Fund	Statement of Assets and Liabilities

April 30, 2026 (Unaudited)

ASSETS:
Investments at value
Cost ($3,432,245,579)	$4,997,840,189
Deposit with broker for interest rate swaps	3,923,455
Dividends receivable	3,954,403
Prepaid offering costs (Note 4)	301,767
Total Assets	5,006,019,814

LIABILITIES:
Loan payable	950,000,000
Variation margin payable on interest rate swaps	11,267
Interest payable on loan outstanding	454,344
Investment advisory fees payable (Note 7)	2,149,885
Administration fees payable (Note 7)	472,124
Accrued expenses and other payables	37,717
Total Liabilities	953,125,337
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$4,052,894,477

NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS) CONSIST OF:
Paid-in capital	2,487,843,801
Total distributable earnings	1,565,050,676
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$4,052,894,477

Shares of common stock outstanding of no par value, unlimited shares authorized	92,109,160
Net asset value per common share	$44.00

See Accompanying Notes to Financial Statements.

Semi-Annual Report | April 30, 2026	11

Reaves Utility Income Fund	Statement of Operations

For the Six Months Ended April 30, 2026 (Unaudited)

INVESTMENT INCOME:
Dividends
(net of foreign withholding taxes $453,733)	$48,283,649
Interest - deposit with broker	47,101
Total Investment Income	48,330,750

EXPENSES:
Interest on loan	19,833,722
Investment advisory fees	12,220,669
Administration fees	2,705,568
Trustees’ fees	306,656
Miscellaneous fees	274,805
Total Expenses	35,341,420
Net Investment Income	12,989,330

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	74,263,173
Interest rate swaps	423,902
Foreign currency related transactions	(202,965)
Net realized gain	74,484,110
Net change in unrealized appreciation/depreciation on:
Investments	497,370,900
Interest rate swaps	663,126
Net change in unrealized appreciation/depreciation	498,034,026
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	572,518,136
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$585,507,466

See Accompanying Notes to Financial Statements.

www.utilityincomefund.com	12

Reaves Utility Income Fund	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2026 (Unaudited)	For the Year Ended October 31, 2025

OPERATIONS:
Net investment income	$12,989,330	$28,111,188
Net realized gain	74,484,110	182,639,746
Net change in unrealized appreciation/depreciation	498,034,026	558,395,319
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	585,507,466	769,146,253

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(109,651,428)	(206,658,100)
Total Distributions: Common Shareholders	(109,651,428)	(206,658,100)

CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	1,582,095	3,826,714
Shares sold, net of offering costs (Note 4)	52,178,246	96,222,431
Net Increase in Net Assets from Capital Share Transactions	53,760,341	100,049,145

Net Increase in Net Assets Applicable to Common Shareholders	529,616,379	662,537,298

NET ASSETS:
Beginning of period	3,523,278,098	2,860,740,800
End of period	$4,052,894,477	$3,523,278,098

See Accompanying Notes to Financial Statements.

Semi-Annual Report | April 30, 2026	13

Reaves Utility Income Fund	Statement of Cash Flows

For the Six Months Ended April 30, 2026 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$585,507,466
Adjustments to reconcile increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(940,439,230)
Proceeds from disposition of investment securities	950,327,529
Net purchases of short-term investment securities	(44,450,849)
Net realized (gain)/loss on:
Investments	(74,263,173)
Net change in unrealized (appreciation)/depreciation on:
Investments	(497,370,900)
(Increase)/Decrease in assets:
Dividends receivable	933,991
Prepaid offering costs	89,937
Increase/(Decrease) in liabilities:
Interest payable on loan outstanding	116,936
Investment advisory fees payable	32,526
Administration fees payable	4,108
Trustee fees receivable	(2,228)
Variation margin receivable on interest rate swaps	(6,686)
Accrued expenses and other receivables	(7,999)
Net Cash Used in Operating Activities	(19,528,572)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank borrowing	$75,000,000
Proceeds from sales of shares, net of offering costs	52,178,246
Cash distributions paid on common shares	(108,069,333)
Net Cash Provided by Financing Activities	19,108,913

Net decrease in cash and restricted cash	(419,659)
Cash and restricted cash, beginning balance	$4,343,114
Cash and restricted cash, ending balance	$3,923,455

SUPPLEMENTAL DISCLOSURE OF CASHFLOW INFORMATION
Cash paid for interest on loan outstanding during the period was:	$19,716,786
Non-cash financing activities not included in herein consist of reinvestment of distributions of:	1,582,095

RECONCILIATION OF BEGINNING BALANCE OF RESTRICTED AND UNRESTRICTED CASH TO STATEMENT OF ASSETS AND LIABILITIES
Cash	$—
Deposit with broker for interest rate swaps	4,343,114

See Accompanying Notes to Financial Statements.

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Reaves Utility Income Fund	Statement of Cash Flows

For the Six Months Ended April 30, 2026 (Unaudited)

RECONCILIATION OF ENDING BALANCE OF RESTRICTED AND UNRESTRICTED CASH TO STATEMENT OF ASSETS AND LIABILITIES
Cash	$—
Deposit with broker for interest rate swaps	3,923,455

See Accompanying Notes to Financial Statements.

Semi-Annual Report | April 30, 2026	15

Reaves Utility Income Fund	Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value — Beginning of Period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Net Increase/(Decrease) from Operations Applicable to Common Shareholders
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Distributions from net investment income
Distributions from net realized capital gains
Total Distributions Paid to Common Shareholders
CAPITAL SHARE TRANSACTIONS:
Change due to rights offering(b)
Common share offering costs charged to paid-in capital
Total Capital Share Transactions
Common Share Net Asset Value — End of Period
Common Share Market Price — End of Period
Total Return, Net Asset Value(d)
Total Return, Market Price(d)
RATIOS AND SUPPLEMENTAL DATA
Net Assets Applicable to Common Shareholders, End of Period (000s)
Ratio of operating expenses to average net assets attributable to common shares
Ratio of operating expenses excluding interest to average net assets attributable to common shares
Ratio of net investment income to average net assets attributable to common shares
Portfolio turnover rate
BORROWINGS AT END OF PERIOD
Aggregate Amount Outstanding (000s)
Asset Coverage Per $1,000(f)

See Accompanying Notes to Financial Statements.

www.utilityincomefund.com	16

Reaves Utility Income Fund	Financial Highlights

For the Six Months Ended		For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
April 30, 2026		October 31,	October 31,	October 31,	October 31,	October 31,
(Unaudited)		2025	2024	2023	2022	2021

$38.85		$32.60	$24.53	$27.71	$33.09	$30.77

0.14		0.32	0.49	0.55	0.51	0.57
6.21		8.25	9.86	(1.45)	(3.61)	3.95
6.35		8.57	10.35	(0.90)	(3.10)	4.52

(1.20)		(0.25)	(0.46)	(0.53)	(0.53)	(0.57)
—		(2.07)	(1.82)	(1.75)	(1.75)	(1.63)
(1.20)		(2.32)	(2.28)	(2.28)	(2.28)	(2.20)

—		—	—	—	—	—
0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
$44.00		$38.85	$32.60	$24.53	$27.71	$33.09
$42.94		$38.22	$32.52	$24.56	$27.62	$33.96
16.75%		27.30%	44.18%	(3.83%)	(10.05%)	14.92%
15.82%		25.54%	43.65%	(3.40%)	(12.64%)	15.39%

$4,052,894		$3,523,278	$2,860,741	$1,893,769	$1,994,717	$2,158,053
2.00	%(e)	2.09%	2.43%	2.32%	1.42%	1.23%
0.88	%(e)	0.88%	0.93%	0.94%	1.04%	1.05%
0.74	%(e)	0.90%	1.79%	1.98%	1.60%	1.70%
21%		37%	51%	32%	37%	20%

$950,000		$875,000	$650,000	$520,000	$500,000	$450,000
5,266		5,027	5,401	4,642	4,989	5,796

See Accompanying Notes to Financial Statements.

Semi-Annual Report | April 30, 2026	17

Reaves Utility Income Fund	Financial Highlights

OPERATING PERFORMANCE:
Net asset value — Beginning of Period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Net Increase/(Decrease) from Operations Applicable to Common Shareholders
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Distributions from net investment income
Distributions from net realized capital gains
Total Distributions Paid to Common Shareholders
CAPITAL SHARE TRANSACTIONS:
Change due to rights offering(b)
Common share offering costs charged to paid-in capital
Total Capital Share Transactions
Common Share Net Asset Value — End of Period
Common Share Market Price — End of Period
Total Return, Net Asset Value(d)
Total Return, Market Price(d)
RATIOS AND SUPPLEMENTAL DATA
Net Assets Applicable to Common Shareholders, End of Period (000s)
Ratio of operating expenses to average net assets attributable to common shares
Ratio of operating expenses excluding interest to average net assets attributable to common shares
Ratio of net investment income to average net assets attributable to common shares
Portfolio turnover rate
BORROWINGS AT END OF PERIOD
Aggregate Amount Outstanding (000s)
Asset Coverage Per $1,000(f)

See Accompanying Notes to Financial Statements.

www.utilityincomefund.com	18

Reaves Utility Income Fund	Financial Highlights

For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016

$36.52	$31.74	$33.14	$32.53	$30.29

0.65	0.65	0.84	1.00	0.84
(4.24)	6.21	(0.25)	3.87	3.89
(3.59)	6.86	0.59	4.87	4.73

(0.85)	(0.64)	(0.83)	(1.04)	(0.99)
(1.31)	(1.44)	(1.16)	(1.80)	(0.83)
(2.16)	(2.08)	(1.99)	(2.84)	(1.82)

—	—	0.00 (c)	(1.42)	(0.67)
0.00 (c)	—	—	—	—
0.00 (c)	—	0.00 (c)	(1.42)	(0.67)
$30.77	$36.52	$31.74	$33.14	$32.53
$31.45	$37.09	$30.36	$31.02	$30.00
(9.89%)	22.38%	2.39%	11.04%	14.31%
(9.32%)	29.94%	4.63%	12.70%	7.62%

$1,659,754	$1,779,985	$1,544,961	$1,612,865	$1,116,576
1.50%	2.06%	1.90%	1.66%	1.59%
1.09%	1.17%	1.10%	1.09%	1.14%
2.00%	1.93%	2.62%	2.97%	2.66%
38%	22%	24%	15%	34%

$345,000	$445,000	$445,000	$320,000	$320,000
5,811	5,000	4,472	6,040	4,489

See Accompanying Notes to Financial Statements.

Semi-Annual Report | April 30, 2026	19

Reaves Utility Income Fund	Financial Highlights

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Effect of rights offerings for common shares at a price below market price.
(c)	Amount represents less than $0.005 per common share.
(d)

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(e)	Annualized.
(f)

Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Accompanying Notes to Financial Statements.

www.utilityincomefund.com	20

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2026 (Unaudited)

NOTE 1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund is a diversified investment company for purpose of the 1940 Act. The Agreement and Declaration of Trust provides that the Board of Trustees (the “Board” or “Trustees”) may authorize separate classes of shares of beneficial interest. The Fund’s common shares are listed on the NYSE American LLC (the “Exchange”) and trade under the ticker symbol “UTG”.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions of assets and liabilities that affect the reported amounts and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The Fund adopted FASB Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). An operating segment is a component of a Fund that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the Fund’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Portfolio Managers act as the Fund’s CODMs. The Fund is considered a single operating segment, and its performance and operating results are reviewed to make informed decisions regarding performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statements note disclosures only, and did not affect the Fund’s financial position or the results of its operations.

During the period ended April 30, 2026, the Fund adopted FASB Update 2023-09, Income Taxes (Topic 740) - Improvements to Income Tax Disclosures (“ASU 2023-09”). The amendments enhanced income tax disclosures by requiring greater disaggregation in the rate reconciliation and income taxes paid by jurisdiction, while removing certain disclosure requirements. ASU 2023-09 had no material impact to the Fund’s financial statements during the period.

Investment Valuation: Investments in the Fund are recorded at their estimated fair value. The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The NAV is determined by dividing the value of the Fund’s total assets less its liabilities by the number of shares outstanding.

The Board has established the following procedures for valuation of the Fund’s asset values under normal market conditions. For domestic equity securities, foreign equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of a domestic and foreign equity security not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and ask price will be used. The fair value for debt obligations is generally the evaluated mean price supplied by the Fund’s primary and/or secondary independent third-party pricing service, approved by the Board. An evaluated mean is considered to be a daily fair valuation price which may use a matrix, formula or other objective method that takes into consideration various factors, including, but not limited to: structured product markets, fixed income markets, interest rate movements, new issue information, trading, cash flows, yields, spreads, credit quality and other pertinent information as determined by the pricing services evaluators and methodologists. If the Fund’s primary and/or secondary independent third-party pricing services are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values. Interest rate swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If an interest rate swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

Semi-Annual Report | April 30, 2026	21

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2026 (Unaudited)

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund’s investment adviser, Reaves Asset Management (“Reaves” or the “Adviser”), as the valuation designee with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations are not readily available, including circumstances under which the Adviser determines that prices received are not reflective of their market values. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s or counterparty’s management; the prospects for the industry of the issuer, borrower or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more non-affiliated independent broker quotes for the sale price of the portfolio security; and other relevant factors.

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

www.utilityincomefund.com	22

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2026 (Unaudited)

Level 1 —	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 —	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 —	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the Fund’s investments in the fair value hierarchy as of April 30, 2026:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Diversified Telecommunications Services	$194,764,008	$—	$—	$194,764,008
Electric Utilities	567,684,444	—	—	567,684,444
Electronic Equipment, Instruments & Components	14,453,560	—	—	14,453,560
Gas Utilities	29,056,957	—	—	29,056,957
Independent Power and Renewable Electricity Producers	786,544,038	54,024,190	—	840,568,228
Industrials	461,926,704	—	—	461,926,704
Information Technology	253,934,636	—	—	253,934,636
Materials	404,067,594	—	—	404,067,594
Media	1,929,760	—	—	1,929,760
Multi-Utilities	1,083,734,921	—	—	1,083,734,921
Oil, Gas & Consumable Fuels	426,391,699	—	—	426,391,699
Real Estate Investment Trusts (REITs)	308,735,082	—	—	308,735,082
Road & Rail	122,503,150	—	—	122,503,150
Water Utilities	25,655,500	—	—	25,655,500
Wireless Telecommunication Services	16,617,500	—	—	16,617,500
Limited Partnerships	172,944,513	—	—	172,944,513
Special Purpose Acquisition Companies (SPACS)	25,188,000	—	—	25,188,000
Money Market Funds	47,683,933	—	—	47,683,933
TOTAL	$4,943,815,999	$54,024,190	$—	$4,997,840,189

Other Financial Instruments**
Interest Rate Swaps	$—	$574,864	$—	$574,864
TOTAL	$—	$574,864	$—	$574,864

Semi-Annual Report | April 30, 2026	23

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2026 (Unaudited)

*	For detailed descriptions and other security classifications, see the accompanying Statement of Investments.
**	Other financial instruments are derivative instruments reflected in the Statement of Investments.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2026, the Fund’s outstanding borrowings of $950,000,000 under its Credit Agreement are categorized as Level 2 within the fair value hierarchy.

Cash and Cash Equivalents: Cash and cash equivalents may include demand deposits and highly liquid investments, typically with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day the Exchange is open into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the Exchange. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Distributions to Shareholders: The Fund intends to make a level distribution each month to common shareholders after payment of interest on any outstanding borrowings. The level distribution rate may be modified by the Board from time to time. Any net capital gains earned by the Fund are distributed at least annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders. See Note 3.

Security Transactions and Investment Income: Security transactions are accounted for as of trade date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from investment transactions are determined using identified cost basis for both financial reporting and income tax purposes. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Distributions from real estate investment trusts (“REITs”) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. Distributions from Limited Partnerships (“LPs”) are recorded as income and return of capital based on information reported by the LPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and LPs and actual amounts may differ from the estimated amounts.

Swap Agreements: The Fund may engage in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. The cash amount is reported on the Statement of Assets and Liabilities as Deposit with broker for interest rate swaps, which is held with one counterparty. The Fund may receive interest from the broker for any credit balance of the margin account relating to interest rate swaps. The interest received by the Funds, if any, is reported on the Statement of Operations as Interest – deposit with broker. Interest amounts receivable, if any, are reported on the Statement of Assets and Liabilities as Interest receivable – deposit with broker.

www.utilityincomefund.com	24

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2026 (Unaudited)

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily within net change in unrealized appreciation/depreciation on swaps. Daily changes in valuation of centrally cleared swaps, if any, are reported as receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. The periodic interest payments received or made by the Fund are recorded on the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities.

Interest Rate Swap Contracts: The Fund invested in centrally cleared interest rate swap agreements during the six months ended April 30, 2026. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

As of April 30, 2026, the effects of derivative instruments on the Statement of Assets and Liabilities were as follows:

Risk Exposure	Liability Derivatives Statement of Assets and Liabilities Location	Value
Interest Rate Contracts (Interest Rate Swaps)	Variation margin payable on interest rate swaps*	$11,267
Total		$11,267

*	Only the current day’s net variation margin is reported within the Statement of Assets and Liabilities. The fair value reported in other tables in the financial statements in the amount of $574,864 is the cumulative unrealized gain of centrally cleared swaps.

Semi-Annual Report | April 30, 2026	25

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2026 (Unaudited)

For the six months ended April 30, 2026, the effects of derivative instruments on the Statement of Operations were as follows:

Risk Exposure	Statement of Operations Location	Realized Gain/ (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Interest Rate Contract (Interest Rate Swaps)	Net realized gain/(loss) on interest rate swaps/Net change in unrealized appreciation/depreciation on interest rate swaps	$423,902	$663,126
Total		$423,902	$663,126

The average notional value of interest rate swap contracts for the period in which the Fund held interest rate swap contracts was $251,000,000 during the six months ended April 30, 2026.

Restricted Securities: Although the Fund will invest primarily in publicly traded securities, it may invest a portion of its assets (up to 10% of its value) in restricted securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Restricted securities as of April 30, 2026, were as follows:

Issuer Description	Acquisition Date	% of Net Assets	Shares	Cost	Value
X-Energy, Inc.	11/24/2025	1.33%	1,891,802	$27,499,991	$54,024,190
TOTAL		1.33%	1,891,802	$27,499,991	$54,024,190

NOTE 2. RISKS

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more broadly diversified investment.

Concentration Risk. The Fund invests a significant portion of its total assets in securities of utility companies, which may include companies in the electric, gas, water, and telecommunications sectors, as well as other companies engaged in other infrastructure operations. This may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences affecting those sectors. As concentration of the Fund’s investments in a sector increases, so does the potential for fluctuation in the net asset value of common shares.

Risk of Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

www.utilityincomefund.com	26

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2026 (Unaudited)

Market Disruption and Geopolitical Risk. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, wars, the actual or threatened imposition of tariffs (which may be imposed by U.S. and foreign governments), conflicts and social unrest, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. The value of the Fund’s investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or other key service providers.

NOTE 3. INCOME TAXES AND TAX BASIS INFORMATION

The Fund complies with the requirements under Subchapter M of the Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six months ended April 30, 2026, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund were as follows:

For the Year Ended
October 31, 2025
Distributions Paid From:
Ordinary Income	$21,888,921
Long-Term Capital Gain	184,769,179
Total	$206,658,100

As of April 30, 2026, net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

Gross appreciation (excess of value over tax cost)	$1,631,583,947
Gross depreciation (excess of tax cost over value)	(52,449,693)
Net depreciation of foreign currency	—
Net unrealized appreciation	$1,579,134,254
Cost of investments for income tax purposes	$3,418,708,935

Semi-Annual Report | April 30, 2026	27

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2026 (Unaudited)

NOTE 4. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized.

The Fund has a registration statement on file with the SEC (the “Shelf Registration Statement”), pursuant to which the Fund may offer common shares, from time to time, in one or more offerings, up to a maximum aggregate offering price of $900,000,000 on terms to be determined at the time of the offering.

On September 5, 2024, the Fund entered into a distribution agreement (the “Distribution Agreement”) with Paralel Distributors LLC (“Paralel Distributors”), pursuant to which the Fund may offer and sell up to 10,000,000 of the Fund’s common shares from time to time through Paralel Distributors and a sub-placement agent in transactions deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended.

During the six months ended April 30, 2026, 1,384,573 common shares were sold totaling $52,178,246 in proceeds to the Fund, net of offering costs of $34,348. For the shares sold during the six months ended April 30, 2026, commissions totaling $527,401 were paid, of which $105,480 was retained by Paralel Distributors with the remainder paid to a sub-placement agent.

Offering costs paid as a result of the Fund’s Shelf Registration Statement but not yet incurred as of April 30, 2026 are $301,767 and are reflected on the Statement of Assets and Liabilities as prepaid offering costs. Offering costs are charged to paid-in-capital upon the issuance of shares. For the six months ended April 30, 2026, the Fund deducted $34,348 of offering costs from paid-in capital.

Transactions in common shares were as follows:

	Six Months Ended April 30, 2026	Year Ended October 31, 2025
Common Shares outstanding - beginning of period	90,682,852	87,765,422
Common Shares issued from sale of shares	1,384,573	2,809,544
Common Shares issued as reinvestment of dividends	41,735	107,886
Common Shares outstanding - end of period	92,109,160	90,682,852

NOTE 5. BORROWINGS

The Fund has entered into a Credit Agreement with State Street Bank and Trust Company. Under the terms of the Credit Agreement, the Fund is allowed to borrow up to $1,000,000,000 (“Commitment Amount”). For the period November 1, 2024 to November 18, 2024, the Commitment Amount was $650,000,000. For the period November 19, 2024 to August 17, 2025, the Commitment Amount was $800,000,000. Effective August 18, 2025, the Commitment Amount was increased to $1,000,000,000. Interest is charged at a rate of the one month SOFR (“Secured Overnight Financing Rate”) plus 0.65%. Borrowings under the Credit Agreement are secured by all or a portion of assets of the Fund that are held by the Fund’s custodian in a memo-pledged account (the “pledged collateral”). Under the terms of the Credit Agreement, a commitment fee applies when the amount outstanding is less than 80% of the Commitment Amount. This commitment fee is equal to 0.15% times the Commitment Amount less the amount outstanding under the Credit Agreement and is computed daily and payable quarterly in arrears. The Fund, on at least three business days’ written notice, may terminate the Credit Agreement or reduce the Commitment Amount. On at least 360 days’ notice to the Fund, State Street Bank and Trust Company may reduce or terminate the Commitment Amount.

www.utilityincomefund.com	28

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2026 (Unaudited)

For the six months ended April 30, 2026, the average amount borrowed under the Credit Agreement was $892,127,072, at an average rate of 4.42%. As of April 30, 2026, the amount of outstanding borrowings was $950,000,000, the interest rate was 4.30% and the value of pledged collateral was $1,900,004,432.

NOTE 6. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the six months ended April 30, 2026, aggregated to $939,212,520 and $949,223,584, respectively.

NOTE 7. MANAGEMENT FEES, ADMINISTRATION FEES AND TRANSACTIONS WITH AFFILIATES

Reaves serves as the Fund’s investment adviser pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Fund. As compensation for its services to the Fund, Reaves receives an annual investment advisory fee of 0.575% on assets up to and including $2.5 billion and 0.525% on assets over $2.5 billion based on the Fund’s average daily total assets, computed daily and payable monthly.

Paralel Technologies LLC (“Paralel”), an affiliate of Paralel Distributors, serves as the Fund’s administrator pursuant to an administration and fund accounting agreement (the “Administration Agreement”) with the Fund. As compensation for its services to the Fund, Paralel receives an annual administration fee based on the Fund’s average daily total assets, computed daily and payable monthly. Administrative and fund accounting fees paid by the Fund for the six months ended April 30, 2026 are disclosed in the Statement of Operations, under Administration fees. From its fees, Paralel pays all routine operating expenses incurred by the Fund with the exception of advisory fees; taxes and governmental fees; expenses related to portfolio transactions and management of the portfolio; expenses associated with secondary offerings of shares; trustee fees and expenses; expenses associated with tender offers and other share repurchases; and other extraordinary expenses.

NOTE 8. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

On June 23, 2026, the Fund announced an increase in its annual distribution to $2.52 per common share, to be paid monthly at the rate of $0.21, up from the previous annual distribution of $2.40.

Semi-Annual Report | April 30, 2026	29

Reaves Utility Income Fund	Additional Information

April 30, 2026 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting SS&C Global Investor & Distribution Solutions, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the NYSE American LLC or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open- Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open- Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

www.utilityincomefund.com	30

Reaves Utility Income Fund	Additional Information

April 30, 2026 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, SS&C Global Investor & Distribution Solutions, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At the March 9, 2026 meeting (the “Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) of Reaves Utility Income Fund (the “Fund”), the Board, including those Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Trustees”), approved the renewal of the investment advisory agreement between W.H. Reaves & Co. Inc. (the “Adviser” or “Reaves”) and the Fund (the “Advisory Agreement”), upon the terms and conditions set forth therein, for an additional one-year term.

At the Meeting and throughout the process of considering the renewal of the Advisory Agreement, the Board, including a majority of the Independent Trustees, was advised by its independent legal counsel.

In approving the continuation of the Advisory Agreement, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Advisory Agreement. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approvals were based on each Trustee’s business judgment after consideration of the information provided as a whole. Individual Trustees may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Semi-Annual Report | April 30, 2026	31

Reaves Utility Income Fund	Additional Information

April 30, 2026 (Unaudited)

 Although not meant to be all-inclusive, the following discussion summarizes the factors considered and conclusions reached by the Trustees in determining to approve the renewal of the Advisory Agreement. Advisory Agreement, and each Trustee may have afforded different weight to the various factors.

Nature, extent, and quality of services. The Trustees evaluated the nature, extent, and quality of the services that the Adviser provided to the Fund. The Trustees also assessed the Fund’s investment performance and evaluated the effectiveness of the Adviser’s compliance program. The Trustees considered the Adviser’s in-house compliance infrastructure and related oversight functions, including the use of third-party providers for best execution reviews and performance verification examinations, as well as enhancements to the Adviser’s compliance technology and training programs. The Trustees examined the qualifications, experience, and capability of the Adviser’s management team and other personnel. The Board recognized the Adviser’s investment personnel’s deep understanding of the utilities industry and its evolving sub-sectors. The Trustees also took into account information from the Adviser regarding the firm’s overall financial strength and the resources that it had available to serve the Fund. Based on the foregoing, the Trustees determined that they were satisfied with the nature, extent, and quality of the services that the Adviser provided to the Fund.

Performance of the Fund and the Adviser. The Trustees reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Trustees utilized a report from an independent provider of investment company data (the “Data Provider”). As reported by the Data Provider, when compared to the Fund’s peer group, the Fund’s net total return (annualized) outpaced the peer group’s median returns across each period above the peer group median returns. The Trustees considered the Adviser’s strong management of the Fund through recent market events. The Board also considered the Adviser’s long-term management of the Fund’s distribution plan, noting the steady, sustainable growth of the distribution over the Fund’s history, acknowledging its importance to the Fund and many of its shareholders.

Costs of Services of the Adviser. The Trustees considered the reasonableness of the compensation paid to the Adviser. To assist with this analysis, the Trustees engaged the Data Provider to provide a report that compares the Fund’s management fee and other costs to the comparable costs of other similar peer funds chosen by the Data Provider. The Trustees reviewed, among other things, information provided by the Data Provider comparing the Fund’s contractual management fee rate (assuming a common asset level across peer funds) and actual management fee rate (reflecting actual expenses for each fund in the peer group’s most recent fiscal period), as a percentage of total assets and as a percentage of net assets to other funds in the Data Provider’s expense peer group. The Board noted that this management fee comparison included the fees of both the Adviser and the Fund’s administrator, as several of the peer group funds’ administrators were affiliates of that funds’ advisers. The Trustees noted that the Fund’s contractual management fee rate and actual management fee rate matched the median rates of the peer group.

The Board considered the fact that the Fund’s management fee was an “all-inclusive fee” that included all ordinary operating expenses of the Fund (excluding investment-related expenses), while the management fees for the peer group funds were not all-inclusive fees. Following a review of the total expense ratio (excluding investment-related expenses), the Board noted that the Fund’s total expense ratio was the lowest of any of the funds in the peer group on both a total asset and net asset basis.

www.utilityincomefund.com	32

Reaves Utility Income Fund	Additional Information

April 30, 2026 (Unaudited)

The Trustees also received comparative information from the Adviser with respect to its standard fees charged for investment advisory clients other than the Fund. The Trustees noted that, while certain other accounts may employ investment strategies similar to those of the Fund, the services provided by the Adviser to the Fund differed from the services provided to its other accounts. Furthermore, based on the Adviser’s representations, the Trustees noted that many of the Adviser’s other clients receive services that differ from those provided to the Fund and therefore are not appropriate “like accounts” for comparison, as such accounts differ in size, operational requirements, and other relevant characteristics.

Profitability and Economies of Scale. The Adviser also furnished the Trustees with copies of its financial statements and other information regarding its expenses in providing services to the Fund to assist the Board in considering the profits realized by the Adviser from its relationship with the Fund, as well as whether economies of scale had been reached. In reviewing those financial statements and other materials presented, the Trustees examined the profitability of the Adviser, agreeing that its profitability was not unreasonable in consideration of the services provided. The Board noted firm’s total assets under management had grown, causing the Fund’s allocation of certain shared expenses to be reduced. The Trustees acknowledged that the advisory fee included breakpoints and discussed the applicability of such breakpoints. The Trustees further noted increases in the Fund’s assets were primarily attributable to the strong Fund performance, at-the-market program, dividend reinvestment activity. In consideration of these factors and the fact that the Adviser’s profitability was not unreasonable, the Board agreed that such fee arrangement remained appropriate.

Indirect benefits. The Trustees considered indirect benefits to the Adviser from its relationship to the Fund, including increased visibility among its institutional asset manager peer group and “sell side” research obtained from broker-dealers that execute trades for the Fund.

Conclusion. Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Trustees concluded that the level of fees paid to the Adviser was fair and reasonable in light of the usual and customary charges for such services, and that the continued retention of the Adviser as investment adviser to the Fund through the renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

FUND PROXY VOTING POLICIES & PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-644-5571, or on the Fund’s website at https://www.utilityincomefund.com. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12- month period ended June 30 is also available without charge upon request by calling toll-free 1-800-644-5571, on the SEC’s website at https://www.sec.gov, or the Fund’s website.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Copies of the Fund’s Forms N-PORT are available on the Commission’s website at https://www.sec.gov. Quarterly Holdings statements as of the first and third quarter of each fiscal year, and information on the Fund’s Forms N-PORT, are available on the Fund’s website at https://www.utilityincomefund.com, and are available without a charge, upon request, by contacting the Fund at 1-800-644-5571.

Semi-Annual Report | April 30, 2026	33

Reaves Utility Income Fund	Additional Information

April 30, 2026 (Unaudited)

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the fiscal six months ended April 30, 2026				% Breakdown of the Total Cumulative Distributions for the fiscal six months ended April 30, 2026
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
$0.12984	$0.64740	$0.42276	$1.20000	10.82%	53.95%	35.23%	100.00%

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the distribution or from the terms of the Fund’s Plan.

ANNUAL MEETING OF SHAREHOLDERS

On April 2, 2026, the Annual Meeting of Shareholders of the Fund was held to elect two Trustees. On January 30, 2026, the record date for the meeting, the Fund had 91,428,150 outstanding common shares. The votes cast at the meeting were as follows:

www.utilityincomefund.com	34

Reaves Utility Income Fund	Additional Information

April 30, 2026 (Unaudited)

Proposal 1 – Proposal to elect two Trustees:

Election of Mary K. Anstine as Trustee of the Fund:

	# of Votes Cast	% of Votes Cast
For	60,446,823	92.52%
Against/Withhold	4,888,218	7.48%
TOTAL	65,335,041	100.00%

Election of Michael F. Holland as Trustee of the Fund:

	# of Votes Cast	% of Votes Cast
For	61,102,557	93.52%
Against/Withhold	4,232,484	6.48%
TOTAL	65,335,041	100.00%

Semi-Annual Report | April 30, 2026	35

REAVES UTILITY INCOME FUND

1700 Broadway, Suite 2100

Denver, CO 80290

1-800-644-5571

Paralel Technologies LLC’s affiliate, Paralel Distributors LLC, a FINRA member, serves as underwriter to the Fund’s at the market offering.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

At the March 9, 2026 meeting (the “Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) of Reaves Utility Income Fund (the “Fund”), the Board, including those Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Trustees”), approved the renewal of the investment advisory agreement between W.H. Reaves & Co. Inc. (the “Adviser” or “Reaves”) and the Fund (the “Advisory Agreement”), upon the terms and conditions set forth therein, for an additional one-year term.

At the Meeting and throughout the process of considering the renewal of the Advisory Agreement, the Board, including a majority of the Independent Trustees, was advised by its independent legal counsel.

In approving the continuation of the Advisory Agreement, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Advisory Agreement. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approvals were based on each Trustee’s business judgment after consideration of the information provided as a whole. Individual Trustees may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Although not meant to be all-inclusive, the following discussion summarizes the factors considered and conclusions reached by the Trustees in determining to approve the renewal of the Advisory Agreement. Advisory Agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Extent, and Quality of Services. The Trustees evaluated the nature, extent, and quality of the services that the Adviser provided to the Fund. The Trustees also assessed the Fund’s investment performance and evaluated the effectiveness of the Adviser’s compliance program. The Trustees considered the Adviser’s in-house compliance infrastructure and related oversight functions, including the use of third-party providers for best execution reviews and performance verification examinations, as well as enhancements to the Adviser’s compliance technology and training programs. The Trustees examined the qualifications, experience, and capability of the Adviser’s management team and other personnel. The Board recognized the Adviser’s investment personnel’s deep understanding of the utilities industry and its evolving sub-sectors. The Trustees also took into account information from the Adviser regarding the firm’s overall financial strength and the resources that it had available to serve the Fund. Based on the foregoing, the Trustees determined that they were satisfied with the nature, extent, and quality of the services that the Adviser provided to the Fund.

Performance of the Fund and the Adviser. The Trustees reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Trustees utilized a report from an independent provider of investment company data (the “Data Provider”). As reported by the Data Provider, when compared to the Fund's peer group, the Fund’s net total return (annualized) outpaced the peer group’s median returns across each period above the peer group median returns. The Trustees considered the Adviser’s strong management of the Fund through recent market events. The Board also considered the Adviser's long-term management of the Fund’s distribution plan, noting the steady, sustainable growth of the distribution over the Fund’s history, acknowledging its importance to the Fund and many of its shareholders.

Costs of Services of the Adviser. The Trustees considered the reasonableness of the compensation paid to the Adviser. To assist with this analysis, the Trustees engaged the Data Provider to provide a report that compares the Fund's management fee and other costs to the comparable costs of other similar peer funds chosen by the Data Provider. The Trustees reviewed, among other things, information provided by the Data Provider comparing the Fund’s contractual management fee rate (assuming a common asset level across peer funds) and actual management fee rate (reflecting actual expenses for each fund in the peer group’s most recent fiscal period), as a percentage of total assets and as a percentage of net assets to other funds in the Data Provider’s expense peer group. The Board noted that this management fee comparison included the fees of both the Adviser and the Fund’s administrator, as several of the peer group funds’ administrators were affiliates of that funds’ advisers. The Trustees noted that the Fund’s contractual management fee rate and actual management fee rate matched the median rates of the peer group.

The Board considered the fact that the Fund’s management fee was an “all-inclusive fee” that included all ordinary operating expenses of the Fund (excluding investment-related expenses), while the management fees for the peer group funds were not all-inclusive fees. Following a review of the total expense ratio (excluding investment-related expenses), the Board noted that the Fund’s total expense ratio was the lowest of any of the funds in the peer group on both a total asset and net asset basis.

The Trustees also received comparative information from the Adviser with respect to its standard fees charged for investment advisory clients other than the Fund. The Trustees noted that, while certain other accounts may employ investment strategies similar to those of the Fund, the services provided by the Adviser to the Fund differed from the services provided to its other accounts. Furthermore, based on the Adviser’s representations, the Trustees noted that many of the Adviser’s other clients receive services that differ from those provided to the Fund and therefore are not appropriate “like accounts” for comparison, as such accounts differ in size, operational requirements, and other relevant characteristics.

Profitability and Economies of Scale. The Adviser also furnished the Trustees with copies of its financial statements and other information regarding its expenses in providing services to the Fund to assist the Board in considering the profits realized by the Adviser from its relationship with the Fund, as well as whether economies of scale had been reached. In reviewing those financial statements and other materials presented, the Trustees examined the profitability of the Adviser, agreeing that its profitability was not unreasonable in consideration of the services provided. The Board noted firm’s total assets under management had grown, causing the Fund’s allocation of certain shared expenses to be reduced. The Trustees acknowledged that the advisory fee included breakpoints and discussed the applicability of such breakpoints. The Trustees further noted increases in the Fund’s assets were primarily attributable to the strong Fund performance, at-the-market program, dividend reinvestment activity. In consideration of these factors and the fact that the Adviser's profitability was not unreasonable, the Board agreed that such fee arrangement remained appropriate.

Indirect benefits. The Trustees considered indirect benefits to the Adviser from its relationship to the Fund, including increased visibility among its institutional asset manager peer group and “sell side” research obtained from broker-dealers that execute trades for the Fund.

Conclusion. Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Trustees concluded that the level of fees paid to the Adviser was fair and reasonable in light of the usual and customary charges for such services, and that the continued retention of the Adviser as investment adviser to the Fund through the renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report.

(b) No changes have occurred that require reporting under this Item 13.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant's Board of Trustees have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(l5) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	Based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), the Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this Report.

(b)	There were no significant changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.
(a)(2)	None.
(a)(3)	Certifications as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached hereto.
(a)(4)	None.
(a)(5)	None.
(b)

Certifications as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated August 10, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Joseph Rhame III
Joseph Rhame III
President (Principal Executive Officer)

Date: July 2, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph Rhame III

Joseph Rhame III

President (Principal Executive Officer)

Date: July 2, 2026

By:	/s/ Jill Kerschen

Jill Kerschen

Treasurer (Principal Financial Officer)

Date: July 2, 2026